THE GABELLI ABC FUND

                              MERGER AND ARBITRAGE
                                 "THE DEAL FUND"
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

                                [GRAPHIC OMITTED]
                                     5 STARS

             MORNINGSTAR RATED(TM) GABELLI ABC FUND 5 STARS OVERALL
          OVERALL AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 09/30/02
      AMONG 680 AND 517 U.S. DOMICILED DOMESTIC HYBRID FUNDS, RESPECTIVELY.


      "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY. TEACH HIM HOW TO
       ARBITRAGE AND YOU FEED HIM FOREVER."

       - Warren Buffett

[GRAPHIC OMITTED]
[Graphic of Deals, Deals, Deals book omitted]

TO OUR SHAREHOLDERS,

      The Gabelli ABC Fund (the "Fund") was created for conservative investors desiring to participate in the equity markets without assuming the full risk of portfolios fully invested in equities. Our objective is to achieve positive returns in the various market environments. Our approach to this mandate has been to build a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We have thus far achieved this objective in 2002, with the Fund posting a 0.62% gain for the first nine months of the year in a truly dismal equities market.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------------------------------------------
                                                                    Quarter
                                                  -----------------------------------------
                                                    1ST        2ND         3RD         4TH          YEAR
                                                   -----      -----       -----       -----        ------
  2002:   Net Asset Value ....................     $9.69      $9.72        $9.71          --           --
          Total Return .......................      0.4%       0.3%        (0.1)%         --           --
--------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ....................     $9.52      $9.70        $9.78        $9.65        $9.65
          Total Return .......................      0.7%       1.9%         0.8%         1.0%         4.6%
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................     $9.67      $9.89       $10.17        $9.45        $9.45
          Total Return .......................      2.4%       2.3%         2.8%         2.9%        10.9%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................     $9.65     $10.20       $10.21        $9.44        $9.44
          Total Return .......................      0.6%       5.7%         0.1%         2.4%         9.0%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................    $10.64     $10.68       $10.16        $9.59        $9.59
          Total Return .......................      4.0%       0.4%        (4.9)%       11.9%        11.1%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................     $9.98     $10.45       $10.74       $10.23       $10.23
          Total Return .......................      1.4%       4.7%         2.8%         3.3%        12.8%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $10.10     $10.16        $9.77        $9.84        $9.84
          Total Return .......................      4.1%       0.6%         0.8%         2.2%         7.8%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................     $9.94     $10.14       $10.41        $9.71        $9.71
          Total Return .......................      3.9%       2.0%         2.7%         2.2%        11.2%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................    $10.12     $10.11       $10.42        $9.57        $9.57
          Total Return .......................      0.9%      (0.1)%        3.1%         0.6%         4.5%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................       --      $10.10       $10.63       $10.03       $10.03
          Total Return .......................       --        1.0%(b)      5.2%         2.6%         9.1%(b)
--------------------------------------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
              ----------------------------------------------------
                                               YEAR        SINCE
                                 QUARTER     TO DATE    INCEPTION(B)    5 YEAR    3 YEAR     1 YEAR
                                 -------     -------    ------------    ------    ------     ------
 Gabelli ABC Fund .............  (0.10)%       0.62%       8.64%         7.86%     6.09%      1.66%

 S&P 500 Index ................ (17.27)%     (28.15)%      8.83%        (1.62)%  (12.88)%   (20.47)%
 Lipper U.S. Treasury
    Money Market Average ......   0.26%        0.82%       4.16%         3.97%     3.59%      1.25%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and capital gains distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on May 14, 1993.

FUND OPERATIONS

      Effective May 1, 2001, because of a dearth of deal activity (which we will discuss in more detail), we raised the minimum initial investment from $1,000 to $25,000. Furthermore, we lowered our fees on April 1, 2002 to 50 basis points because we were sitting on an above-average amount of cash.

      In order to remain loyal to our mandate, our Fund has now closed to all new investors as of October 1, 2002. The Fund will continue to accept investments from existing shareholders. We will also accept initial investments from shareholders who had invested in other "Gabelli" funds prior to October 1, 2002.

COMMENTARY

      As we have discussed, our portfolio focuses on investing in announced mergers and acquisitions. The Fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. We have not migrated to distressed debt investing solely to generate returns -- this has served us well, particularly in the past year. Below we discuss the current merger environment and prospects for deal activity going forward.

THIRD QUARTER DEAL FLOW

      Global merger activity amounted to $283.6 billion for the third quarter of 2002. While this figure is down 37% year over year, the actual number of deals announced fell only 16%, to 5,577 deals in the quarter. These figures signify the change in the kinds of transactions that we have witnessed as 2002 has progressed -- smaller deals. Gone are the big blockbuster deals of the late 1990s -- Vodafone/Mannesman, AOL/Time Warner -- and in their place are smaller, strategic, bolt-on acquisitions. In the current environment, corporate boards are erring on the side of conservatism.

HIGHLIGHTS FROM THE THIRD QUARTER:

o The largest deal of the quarter and the year was Pfizer's $59 billion acquisition of Pharmacia. It is a standout in a year of much smaller transactions and accounted for 41% of third quarter activity in the U.S.

o   The most active sectors included pharmaceuticals, banks, and energy.

o Activity by leveraged buyout firms ("LBOs") was a bright spot in the quarter and accounted for some of the largest transactions. These included Madison Dearborn's buyout of Jefferson Smurfit, Texas Pacific's purchase of Burger King, and Carlyle Group/Welsh Carson's agreement to buy Qwest's directories business. The latter was the second-biggest LBO in history.

o An aborted sale of Hershey Foods -- the trust that put the company up for sale bowed to local pressure to let the firm remain independent and rejected a $12.5 billion offer from Wrigley.

      While the uncertain economy, corporate fraud and the possibility of war with Iraq continue to crimp merger flow, we are very bullish on the prospects for an increase in deal activity going forward. We think there has been a buildup in the mergers and acquisitions pipeline and that transactions will begin to unfold for the following reasons:

     o Top Line Growth -- in a sluggish economic environment, acquisitions are one of the few ways to grow revenues.

     o Low Interest Rates -- the current low rates make cash deals easier to finance.

     o Globalization -- the need for firms to compete on a larger and more international scale should drive cross-border deal activity going forward.

     o Regulatory Environment -- a more favorable Federal Trade Commission ("FTC") and Department of Justice ("DOJ") in the U.S., and a more closely coordinated policy with European regulators simplifies the antitrust approval process.

     o Valuations -- stocks have fallen to levels that some corporate acquirers will find too attractive to pass up.

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

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                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
          EPS
          PMV
       MANAGEMENT
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        RESEARCH
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                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
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                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
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     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
          EPS
          PMV
       MANAGEMENT
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        RESEARCH
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                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

INVESTMENT SCORECARD

      During the quarter, the Fund carried a larger than normal cash position due to ongoing stock market volatility and the lack of risk arbitrage opportunities. Although historically low short-term Treasury yields minimized returns from our large cash position, sitting on the sidelines in this highly volatile market was the appropriate strategy. If we see evidence the market has stabilized and gain confidence it will trend higher, we will put more money to work in value-oriented equities.

      Our top equity performers this quarter were Pennzoil-Quaker State and Fairchild. Our worst performers were McGrath Rentcorp and Gucci Group.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CHEMFIRST INC. (CEM - $28.76 - NYSE) signed a definitive agreement to be acquired by DuPont (DD - $36.07 - NYSE) for $408 million in cash, or $29.20 per share. Purchasing CEM, which sells a polymer used to make images of integrated circuits, will help DD expand its smallest business unit, called electronic and communication technologies. The merger was granted regulatory approval on October 1 and should close during the fourth quarter.

DUKE ENERGY INC. (DUK - $19.55 - NYSE) is a fallen angel. Duke Energy announced a major reduction in earnings per share expectations and the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter that put additional pressure on the share price. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows.

GUCCI GROUP NV (GUC - $84.41 - NYSE), Pinault-Printemps-Redoute (PRTP.PA - $63.25 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $7.30 - Nasdaq) signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put"
(sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 13% annualized.

HARBOR GLOBAL CO. LTD. (HRBG.OB - $7.25 - OTC) is a spin-off that resulted from the merger of Pioneer Group by UniCredito Italiano. Harbor Global is managed by the former president and senior vice president of Pioneer Global Investments, a division of Pioneer Group. The spin-off is also a liquidation, in that management's mandate is to liquidate all of Harbor Global's assets within four years. These assets consist mostly of cash, Russian investments and real estate.

MCGRATH RENTCORP (MGRC - $20.37 - NASDAQ), a seller of modular buildings, had agreed to be bought by Tyco International Ltd. (TYC - $14.10 - NYSE) for $482 million in cash and stock. Under terms of the agreement, MGRC shareholders were to receive consideration of $38 per share in cash and Tyco stock. The aborted breakup of Tyco and questions over its accounting practices caused both stocks to sell off after the announcement of the transaction. On July 1, MGRC exercised its right to terminate the deal, saying that a sale to Tyco was no longer in the best interests of its shareholders.

PACKAGING DYNAMICS CORP. (PKDY - $5.65 - NASDAQ) produces specialty bags and wraps for the food service industry. PKDY was spun off from Ivex Packaging Corp., which was acquired by Alcoa (AA - $19.30 - NYSE) for $790 million in cash and debt. Ivex shareholders received $21.50 per share in cash plus a pro-rata share in Packaging Dynamics.

PENNZOIL-QUAKER STATE CO. (PZL - $21.97 - NYSE) was acquired by Royal Dutch/Shell Group in a deal that valued PZL at $1.8 billion. PZL was our largest position at the end of the quarter. We received $22 per share in cash when the merger was completed on October 2, 2002 after the transaction received antitrust approval.

MINIMUM INITIAL INVESTMENT - $25,000

      The Fund's minimum initial investment for qualifying investors (those who have established an account in any Gabelli fund prior to October 1, 2002) is $25,000. The higher minimum promotes a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans are lower. There are no subsequent investment minimums.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                             WHEN
                      ---                             ----
      Special Chats:  Mario J. Gabelli                First Monday of each month
                      Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                        DECEMBER                        JANUARY
                      --------                        --------                        -------
      1st Wednesday   Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday   Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The merger `air pocket' has existed for over a year. It is important to keep in mind, though, that we have generated positive returns at a time when investors have lost money in many different strategies and areas of the market. This merger cycle will ignite again. We expect an improved environment in coming months. In the interim, we are seeking to preserve (y)our capital and generate positive risk-adjusted returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                    Sincerely,

                                                /S/ MARIO J. GABELLI, CFA

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

October 30, 2002

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report.The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE
   -------                                                         ------
             COMMON STOCKS -- 6.1%
             AUTOMOTIVE -- 0.4%
     47,000  McGrath Rentcorp ............................      $    957,390
                                                                ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.1%
      5,000  Federal-Mogul Corp.+ ........................             2,650
    250,000  Pennzoil-Quaker State Co. ...................         5,492,500
                                                                ------------
                                                                   5,495,150
                                                                ------------
             AVIATION: PARTS AND SERVICES -- 0.2%
     12,000  Aviall Inc.+ ................................           122,280
     16,000  Fairchild Corp., Cl. A+ .....................            83,040
     18,000  Kaman Corp., Cl. A ..........................           220,500
                                                                ------------
                                                                     425,820
                                                                ------------
             BROADCASTING -- 0.1%
      4,000  Liberty Corp. ...............................           143,200
        800  Salem Communications Corp., Cl. A+ ..........            17,936
                                                                ------------
                                                                     161,136
                                                                ------------
             BUSINESS SERVICES -- 0.0%
      2,580  ProcureNet Inc.+ (a) ........................               387
                                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
     39,000  BNS Co., Cl. A+ .............................           109,200
                                                                ------------
             CONSUMER PRODUCTS -- 0.0%
     11,000  Packaging Dynamics Corp.+ ...................            62,150
     42,530  Syratech Corp.+ .............................             8,081
                                                                ------------
                                                                      70,231
                                                                ------------
             DIVERSIFIED INDUSTRIAL -- 0.1%
      6,000  Ampco-Pittsburgh Corp. ......................            58,860
     50,000  GenTek Inc. .................................             4,000
     30,620  Harbor Global Co. Ltd. ......................           221,995
      4,000  Katy Industries Inc.+ .......................            11,600
                                                                ------------
                                                                     296,455
                                                                ------------
             ENERGY AND UTILITIES: ELECTRIC -- 0.2%
     10,000  DQE Inc. ....................................           150,000
     30,000  Northeast Utilities .........................           507,000
                                                                ------------
                                                                     657,000
                                                                ------------
             ENERGY AND UTILITIES: INTEGRATED -- 0.8%
    113,000  Duke Energy Corp. ...........................         2,209,150
     25,000  Progress Energy Inc., CVO+ ..................             5,250
                                                                ------------
                                                                   2,214,400
                                                                ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 0.0%
      2,000  AGL Resources Inc. ..........................            44,180
      1,500  Southwest Gas Corp. .........................            33,375
                                                                ------------
                                                                      77,555
                                                                ------------
                                                                   MARKET
   SHARES                                                           VALUE
   -------                                                         ------
             ENERGY AND UTILITIES: WATER -- 0.3%
     20,000  NiSource Inc.+ ..............................      $     36,200
      8,300  SJW Corp. ...................................           647,400
                                                                ------------
                                                                     683,600
                                                                ------------
             ENERGY AND UTILITIES -- 0.0%
     25,000  GC Companies Inc.+ ..........................             7,375
      1,000  Regal Entertainment Group, Cl. A+ ...........            17,800
                                                                ------------
                                                                      25,175
                                                                ------------
             EQUIPMENT AND SUPPLIES -- 0.0%
      1,500  GrafTech International Ltd.+ ................            10,875
      9,674  Juno Lighting Inc.+ .........................           103,899
                                                                ------------
                                                                     114,774
                                                                ------------
             FINANCIAL SERVICES -- 0.3%
     37,500  Argonaut Group Inc. .........................           646,875
      1,500  Leucadia National Corp. .....................            51,000
                                                                ------------
                                                                     697,875
                                                                ------------
             FOOD AND BEVERAGE -- 0.1%
     20,000  Denny's Corp.+ ..............................            15,200
        500  Genesee Corp., Cl. A ........................             6,050
     11,000  Genesee Corp., Cl. B ........................           136,400
                                                                ------------
                                                                     157,650
                                                                ------------
             HOME FURNISHINGS -- 0.0%
    320,000  Carlyle Industries Inc.+ ....................            89,600
                                                                ------------
             METALS AND MINING -- 0.0%
     10,000  Royal Oak Mines Inc.+ .......................               165
                                                                ------------
             REAL ESTATE -- 0.2%
     20,000  Griffin Land & Nurseries Inc.+ ..............           268,000
      3,169  HomeFed Corp.+ ..............................             3,137
      8,000  ProLogis ....................................           199,280
                                                                ------------
                                                                     470,417
                                                                ------------
             RETAIL -- 0.7%
     20,000  Gucci Group NV, ADR .........................         1,688,200
      4,000  Lillian Vernon Corp. ........................            21,960
                                                                ------------
                                                                   1,710,160
                                                                ------------
             SATELLITE -- 0.0%
     13,000  Liberty Satellite & Technology Inc., Cl. A+              29,250
                                                                ------------
             SPECIALTY CHEMICALS -- 0.6%
     51,700  ChemFirst Inc. ..............................         1,486,892
                                                                ------------
             TELECOMMUNICATIONS -- 0.0%
      5,141  ATX Communications Inc.+ ....................             1,902
     65,000  GST Telecommunications Inc.+ ................                52
      3,000  Telegroup Inc.+ .............................                 0
     10,000  USN Communications Inc.+ ....................                10
                                                                ------------
                                                                       1,964
                                                                ------------
THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE
   -------                                                         ------
             COMMON STOCKS (CONTINUED)
             TRANSPORTATION -- 0.0%
      2,000  GATX Corp. ..................................      $     39,600
                                                                ------------
             WIRELESS COMMUNICATIONS -- 0.0%
        500  American Tower Corp., Cl. A+ ................               795
     14,000  Metricom Inc.+ ..............................                56
     50,000  Winstar Communications Inc.+ ................                75
                                                                ------------
                                                                         926
                                                                ------------
             TOTAL COMMON STOCKS .........................        15,972,772
                                                                ------------
             PREFERRED STOCKS -- 1.2%
             AUTOMOTIVE -- 0.0%
      4,000  General Motors Corp.,
              4.500% Cv. Pfd., Ser. A ....................            94,280
                                                                ------------
             BROADCASTING -- 0.3%
      1,063  Granite Broadcasting Corp.,
              12.750% Pfd. ...............................           637,800
                                                                ------------
             COMMUNICATIONS EQUIPMENT -- 0.0%
             RSL Communications Ltd.,
      1,000   7.500% Cv. Pfd. + (c)(d) ...................                10
      2,000   7.500% Cv. Pfd., Ser. A + (d) ..............                20
                                                                ------------
                                                                          30
                                                                ------------
             DIVERSIFIED INDUSTRIAL -- 0.1% WHX Corp.,
     13,000   6.500% Cv. Pfd., Ser. A+ ...................            57,200
     10,000   $3.75 Cv. Pfd., Ser. B+ ....................            51,500
                                                                ------------
                                                                     108,700
                                                                ------------
             HOME FURNISHINGS -- 0.0%
      8,000  O'Sullivan Industries Holdings Inc.,
              12.000% Pfd.+ ..............................             4,400
                                                                ------------
             SPECIALTY CHEMICALS -- 0.8%
    102,000  Hercules Trust I,
              9.420% Pfd. ................................         2,147,100
                                                                ------------
             TELECOMMUNICATIONS -- 0.0%
      3,000  Citizens Communications Co.,
              5.000% Cv. Pfd. ............................            98,130
                                                                ------------
             TOTAL PREFERRED STOCKS ......................         3,090,440
                                                                ------------

  PRINCIPAL
   AMOUNT
  ---------
             CORPORATE BONDS -- 0.8%
             CABLE -- 0.0%
 $  200,000  Charter Communications Inc., Cv.,
              4.750%, 06/01/06 ...........................            86,750
                                                                ------------


  PRINCIPAL                                                        MARKET
   AMOUNT                                                           VALUE
  ---------                                                        ------
             COMPUTER SOFTWARE AND SERVICES -- 0.0%
 $  100,000  Exodus Communications Inc., Sub. Deb. Cv.,
              5.250%, 02/15/08 + (d) .....................      $        375
                                                                ------------
             CONSUMER PRODUCTS -- 0.0%
  3,600,000  Pillowtex Corp., Sub. Deb.,
              6.000%, 03/15/12+ (d) ......................                 0
    200,000  Revlon Consumer Products, Sub. Deb.,
              8.625%, 02/01/08 ...........................            71,000
                                                                ------------
                                                                      71,000
                                                                ------------
             ELECTRONICS -- 0.1%
    400,000  Oak Industries Inc., Sub. Deb. Cv.,
              4.875%, 03/01/08 ...........................           201,000
                                                                ------------
             ENERGY AND UTILITIES -- 0.1%
    300,000  Mirant Corp., Sub. Deb. Cv.,
              2.500%, 06/15/21 ...........................           132,375
                                                                ------------
             EQUIPMENT AND SUPPLIES -- 0.1%
    400,000  Robbins & Myers Inc., Sub. Deb. Cv.,
              6.500%, 09/01/03 ...........................           393,000
                                                                ------------
             HEALTH CARE -- 0.0%
     50,000  IVAX Corp., Sub. Deb. Cv.,
              5.500%, 05/15/07 ...........................            42,375
                                                                ------------
             HOTELS AND GAMING -- 0.1%
    205,000  Hilton Hotels Corp., Sub. Deb. Cv.,
              5.000%, 05/15/06 ...........................           188,600
                                                                ------------
             MUTUAL FUNDS -- 0.4%
 168,946(b)  Vanguard High-Yield Corporate Bond Fund .....           962,995
                                                                ------------
             RETAIL -- 0.0%
    200,000  RDM Sports Group Inc., Sub. Deb. Cv.,
              8.000%, 08/15/03 + (d) .....................            17,000
                                                                ------------
             TRANSPORTATION -- 0.0%
    850,000  Builders Transport Inc., Sub. Deb. Cv.,
              6.500%, 05/01/11 + (d) .....................                 0
    140,000  WorldCorp. Inc., Sub. Deb. Cv.,
              7.000%, 05/15/04 + (d) .....................                 0
                                                                ------------
                                                                ------------
             TOTAL CORPORATE BONDS .......................         2,095,470
                                                                ------------
             U.S. GOVERNMENT OBLIGATIONS -- 92.8%
242,578,000  U.S. Treasury Bills,
              1.584% to 1.721%++,
              10/03/02 to 12/19/02 (e) ...................       242,302,251
                                                                ------------

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE
   -------                                                         ------
             WARRANTS -- 0.0%
             CONSUMER PRODUCTS -- 0.0%
     10,396  Pillowtex Corp., expire 11/24/09+ ...........      $      4,574
                                                                ------------
             TOTAL INVESTMENTS -- 100.9%
              (Cost $267,211,900) ........................       263,465,507
             OTHER ASSETS AND
               LIABILITIES (NET) -- (0.9)% ...............        (2,372,233)
                                                                ------------
             NET ASSETS -- 100.0% ........................      $261,093,274
                                                                ============

 NUMBER OF                                 EXPIRATION DATE/
 CONTRACTS   ISSUE                         EXERCISE PRICE
 ---------   -----                         ----------------
             CALL OPTIONS WRITTEN
      1,130  Duke Energy Corp. ............... Oct 02/17.5      $    186,450
                                                                ============

--------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b)   Shares held.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2002, the market value of Rule 144A securities amounted to $10 or 0.0% of total net assets.
(d)   Security in default.
(e) At September 30, 2002, $1,000,000 of the principal was pledged as collateral for written options.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
        Argonaut Group Inc.                     Harbor Global Co. Ltd.
        ChemFirst Inc.                          McGrath RentCorp
        Duke Energy Inc.                        Packaging Dynamics Corp.
        Griffin Land & Nurseries Inc.           Pennzoil-Quaker State Co.
        Gucci Group NV                          SJW Corp.
--------------------------------------------------------------------------------

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                         Bruce N. Alpert
PRESIDENT AND CHIEF                           VICE PRESIDENT
INVESTMENT OFFICER                            AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q302SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI

[GRAPHIC OMITTED]
PICTURE OF ABC BLOCKS

ABC
FUND


                                                            THIRD-QUARTER REPORT
                                                              SEPTEMBER 30, 2002